UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 19, 2016

The First of Long Island Corporation
(Exact name of the registrant as specified in its charter)

New York	001-32964	11-2672906
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

10 Glen Head Road, Glen Head, New York	11545
(Address of principal executive offices)	(Zip Code)

(Registrant’s telephone number) - (516) 671-4900

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c)

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 19, 2016, The First of Long Island Corporation (the "Company") held its Annual Meeting of Stockholders (the "Annual Meeting"). At the Annual Meeting, the stockholders of the Company approved The First of Long Island Corporation 2016 Cash Incentive Plan (the "Cash Incentive Plan").  The Cash Incentive Plan was previously approved by the Company's Board of Directors, subject to the approval of the Company's stockholders, and became effective upon such stockholder approval on April 19, 2016.  A description of the material terms of the Cash Incentive Plan is contained in the Company's definitive proxy statement for the Annual Meeting filed with the Securities and Exchange Commission on March 15, 2016.

The Cash Incentive Plan is being filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

Exhibit No.     Exhibit

10.1

The First of Long Island Corporation 2016 Cash Incentive Plan (incorporated by reference to Appendix A to the proxy statement for the Annual Meeting of Stockholders filed with the Securities and Exchange Commission on March 15, 2016 (File No. 001-32964))

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The First of Long Island Corporation
(Registrant)

Dated: April 25, 2016	By:	/s/ William Aprigliano
William Aprigliano
Senior Vice President & Chief Accounting Officer
(principal accounting officer)